                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                    Alliance Bond Fund, Inc.
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rule
     14a-6(i)(1) and 0-11.

              (1)  Title of each class of securities to which
     transaction applies:
----------------------------------------------------------------
              (2)  Aggregate number of securities to which
     transaction applies:
----------------------------------------------------------------
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
              (4)  Proposed maximum aggregate value of
     transaction:
----------------------------------------------------------------
              (5)  Total fee paid:
----------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[Alliance Capital Logo]
                        Alliance Bond Fund, Inc.
                        - U.S. Government Portfolio

1345 Avenue of the Americas, New York, New York 10105
January 4, 1999

                    ALLIANCE BOND FUND, INC.
                    U.S. GOVERNMENT PORTFOLIO

To the Shareholders of Alliance Bond Fund, Inc., U.S. Government
Portfolio:

         The accompanying Notice of Special Meeting of Shareholders of Alliance Bond Fund, Inc., U.S. Government Portfolio (the "Portfolio" presents to the shareholders of the Portfolio proposals designed to modernize the Portfolio's investment design by expanding the types of U.S. Government securities in which the Portfolio may invest, permitting the Portfolio to invest in non-U.S. government securities, and providing the portfolio manager with the ability to use certain investment techniques in common use by many other US government funds but unavailable to the Portfolio under its current design. As discussed below, your Board of Directors recommends that you vote to approve the proposal.

         These proposals were recommended by the Adviser to conform the Portfolio's investment charter more closely to those of more general "government funds" which comprise most of the Portfolio's competitive universe. This would be achieved by eliminating the "full faith and credit" limitation in the Portfolio's current prospectus, and otherwise expanding the Portfolio's potential investment universe to more conventional dimensions. The Adviser believes that these changes will enable the Portfolio to compete more effectively on a total return basis within its competitive universe.

         The Adviser believes that a more conventional "government fund" with the ability to invest in the broad array of U.S. Government securities, including those issued by FNMA, FHLMC and other agency bonds, and the ability to invest up to 35% of its assets in non-U.S. Government, investment grade asset-backed and mortgage-related securities, would enable the Adviser to diversify the Portfolio's investments more broadly and to add value through sector rotation within the broad U.S. government and asset-backed market, rather than solely through the anticipation of interest rate movements in the full faith and credit market. The ability to invest in these sectors would allow the Adviser to derive fuller advantage, to the benefit of shareholders, from the resources and capabilities of its large fixed income research organization. In addition, such increased diversification would provide additional tools for preserving capital during periods of market volatility.

We welcome your attendance at the Special Meeting of Shareholders. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare additional proxy solicitation expense.

                             Sincerely,


                             /s/John D. Carifa
                                _________________________
                                John D. Carifa
                             Chairman of the Board of Directors

                                  Alliance Bond Fund, Inc.
                                  - U.S. Government Portfolio
_______________________________________________________________

1345 Avenue of the Americas, New York New York 10105
Toll Free (800) 221-5672
_______________________________________________________________

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        February 18, 1999

To the Stockholders of Alliance Bond Fund, Inc., U.S. Government
Portfolio:

         Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance Bond Fund, Inc. (the Fund") U.S. Government Portfolio (the "Portfolio") will be held at the offices of the Portfolio, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, Thursday, February 18 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January 4, 1999:

         1. To approve a proposal to expand the types of U.S. Government securities in which the Portfolio may invest, and to permit the Portfolio to invest in non-U.S. Government securities and to employ certain investment techniques. This proposal involves changes in the Portfolio's investment objective and certain fundamental and non-fundamental investment policies.

         2. To transact such other business as may properly come before the Meeting.

         The Board of Directors has fixed the close of business on December 18, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                             By order of the Board of Directors,

                             Edmund P. Bergan, Jr.
                             Secretary
New York, New York
January 4, 1999

THE BOARD OF DIRECTORS OF THE FUND RECOMMEND APPROVAL OF THE
PROPOSAL.
_______________________________________________________________

                     YOUR VOTE IS IMPORTANT

         Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save any additional expense of further solicitation, please mail your proxy promptly.
_______________________________________________________________

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                         PROXY STATEMENT

                    Alliance Bond Fund, Inc.
                    U.S. Government Portfolio

                   1345 Avenue of the Americas
                    New York, New York 10105

                           ----------

                 SPECIAL MEETING OF STOCKHOLDERS

                        February 18, 1999

                           ----------

                          INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Bond Fund, Inc., a Maryland corporation (the "Fund"), to be voted at a Special Meeting of Stockholders of the U.S. Government Portfolio (the "Portfolio"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, Thursday, February 18, 1999 at 11:00 a.m. (the "Meeting"). The solicitation will be by mail and the cost will be borne by the Portfolio. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about January 4, 1999.

         The Board of Directors has fixed the close of business on December 18, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of
the Portfolio as of that date consisted of a total of [        ]
shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. With respect to Proposal One, the adoption of which requires the affirmative vote of a specified proportion of the total Portfolio shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the proposal. Proposal One is a matter with respect to which brokers and nominees do not have discretionary power to vote. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

         A quorum for the Meeting will consist of a majority of the Portfolio shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by February 18, 1999, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

         The Portfolio has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Portfolio in soliciting proxies for the Meeting. Shareholder Communications will receive a fee of $15,000 from the Portfolio for its services, plus reimbursement of out-of-pocket expenses.

                          PROPOSAL ONE

                  APPROVAL OF AMENDMENTS TO THE
       INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO

         At its October 13-15, 1998 Regular Meeting, the Board of Directors of the Fund considered and approved the recommendation of Alliance Capital Management L.P., the investment adviser to the Portfolio (the "Adviser"), that the Portfolio's investment objective and certain fundamental and non-fundamental investment policies be amended to permit the Portfolio: (i) to invest in U.S. Government securities not backed by the full faith and credit of the U.S. Government; (ii) to invest up to 35% of its assets in non-U.S. Government mortgage-related and asset-backed securities; (iii) to invest in repurchase agreements and reverse repurchase agreements, forward contracts and dollar rolls involving the types of securities in which the Portfolio may invest; and (iv) employ, for hedging purposes only, futures, options, options on futures, interest rate swaps, caps and floors.

         In making its recommendation, the Adviser noted that the Portfolio was created in 1985 largely to cater to the investment needs of Federal and state-chartered savings and loan institutions, commercial banks and credit unions ("Legal List Institutions"). The Adviser indicated that as a general proposition Legal List Institutions were (and continue to be) precluded by law from investing in debt securities that are not backed by the full faith and credit of the U.S. Government. The Adviser stated that to the extent Legal List Institutions are permitted to invest in mutual funds, they are restricted, generally speaking, to funds whose investments are also limited to such "full faith and credit" securities.

         In addition, the Adviser stated that the relative significance of this Legal List market had steadily diminished over time. The Adviser indicated that it appeared that only ten other funds within the Portfolio's Lipper peer group of 185 U.S. Government funds were "full faith and credit" funds like the Portfolio. Meantime, the Adviser reported, the proportion of the Portfolio's assets invested by Legal List Institutions has steadily diminished to under 3% of the Portfolio's total assets.

         The Adviser stated that while the Portfolio's existing limited investment charter allowed it to be fully competitive on a yield basis, it precluded the Adviser from adding value, and thus enhancing the Portfolio's total return, through the use of other types of U.S. Government securities such as securities issued by the Federal National Mortgage Association ("FNMA certificates") and the Federal Home Loan Mortgage Corporation ("FHLMC certificates"), or other investment-grade mortgage and asset-backed securities that are available to the Portfolio's most significant competitors funds.

         The Adviser stated that it believed that the Portfolio's shareholders would largely view favorably a redesign of the Portfolio's investment charter which retains the Portfolio's essential characteristic, and better enables the Portfolio to serve their investment needs from a total return perspective.
The Adviser stated that in developing its recommendations, it reviewed the prospectuses of many of the most significant funds within the Portfolio's peer group and believed that implementation of these recommendations would bring the Portfolio's investment charter squarely within the mainstream of competing "government funds."

         The Adviser further stated that while from a credit perspective the "full faith and credit" restriction effectively precludes default risk, broadening of the Portfolio's investment parameters would, in its view, provide the opportunity to better diversify the Portfolio and increase its risk-adjusted return. The Adviser stated that it expected the reconfigured Portfolio's interest rate risk profile to be similar to that of the current Portfolio and that the changes contemplated by its recommendations would not significantly alter the volatility profile of the Portfolio.

         As a matter of fundamental policy, the Portfolio currently invests solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. This fundamental policy essentially restricts the Portfolio's investment to U.S. Treasury securities and securities issued by the Government National Mortgage Association ("GNMA certificates"). The proposal would eliminate the "full faith and credit" requirement and would require that the Portfolio invest at least 65% of the value of its total assets in the broader category of U.S. Government securities. In addition to U.S. Treasury securities and GNMA certificates, U.S. Government securities would include obligations issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA certificates and FHLMC certificates.

         The Adviser also recommended restatement of the Portfolio's investment objective to better reflect the more mainstream nature of its proposed investment policies. The Adviser proposed that the current investment objective, which is to "seek as high a level of current income as is consistent with safety of principal," be revised to "seek as high a level of current income as is consistent with prudent investment risk." The Adviser represented that this proposed investment objective is comparable to the investment objectives of many other U.S. Government funds whose investment policies are similar to the proposed investment policies of the Portfolio.

         The non-fundamental investment policies, which are also being submitted to stockholders for their ratification but which may subsequently be changed by the Board of Directors without further stockholder action, would provide the Portfolio with the flexibility to invest up to 35% of its total assets in a broad range of non-U.S. Government mortgage-related and asset-backed securities that are rated at least investment grade at the time of investment by a nationally recognized statistical rating organization. The Adviser stated its belief that inclusion of investment grade mortgage-related and asset-backed securities provides the opportunity to enhance yield more effectively than investment in fixed-rate mortgage-related U.S. Government securities alone would allow. In addition, the Portfolio would be permitted to invest in repurchase agreements and reverse repurchase agreements, forward contracts and dollar rolls involving the permitted portfolio securities. For hedging purposes only, the Portfolio would also have the ability to employ the following investment techniques: futures, options, options on futures, interest rate swaps, caps and floors overlying the types of securities in which it may invest. For a description of certain U.S. Government securities, mortgage-related and asset-backed securities and the investment techniques listed in this paragraph and certain associated investment risks, please refer to Exhibit B hereto.

         Based upon the Adviser's presentation, the Board of Directors of the Fund concluded that the proposed amendments to the Portfolio's investment objective and to certain fundamental and non-fundamental investment policies to permit the Portfolio:
(i) to invest in U.S. Government securities not backed by the full faith and credit of the U.S. Government; (ii) to invest up to 35% of its assets in non-U.S. Government mortgage-related and asset-backed securities; (iii) to invest in repurchase agreements and reverse repurchase agreements, forward contracts and dollar rolls involving the types of securities in which the Portfolio may invest; and (iv) employ, for hedging purposes only, futures, options, options on futures, interest rate swaps, caps and floors. Accordingly, the Board of Directors approved, and recommended the proposed amendments to the stockholders of the Portfolio for approval.

         The Board of Directors of the Fund recommends that the stockholders of the Portfolio vote FOR the approval of the amendments of the Portfolio's investment objective, fundamental and non-fundamental investment policies discussed in this Proxy Statement.

         Approval of the amendments to the Portfolio's investment objective and investment policies will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, and (ii) more than 50% of the outstanding voting securities of the Portfolio. The only voting securities of the Portfolio are its outstanding shares of common stock. If the stockholders of the Portfolio do not approve the proposal, the Portfolio will continue to be required to invest solely in securities backed by the full faith and credit of the U.S. Government. A vote FOR the proposal will be considered a vote FOR the amendment of each of the Portfolio's investment objective, fundamental investment policies and the non-fundamental investment policies discussed above.

                          OTHER MATTERS

         Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

             INFORMATION AS TO THE FUND'S PRINCIPAL
           OFFICERS, INVESTMENT ADVISER, ADMINISTRATOR
                    AND PRINCIPAL UNDERWRITER

         The principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below.

         John D. Carifa, 53, Chairman and President of the Fund, is the President, Chief Operating Officer and a Director of

Alliance Capital Management Corporation ("ACMC") with which he has been associated since prior to 1993.

         Wayne D. Lyski, 56, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1993.

         Kathleen A. Corbet, 38, Senior Vice President, is an
Executive Vice President of ACMC since July 1993. Prior thereto, she headed Equitable Capital Management Corporation's Fixed
Income Department since prior to 1993.

         Patricia J. Young, 43, Senior Vice President, is a
Senior Vice President of ACMC with which he has been associated since prior to 1993.

         Jeffrey S. Phlegar, 31, Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         Edmund P. Bergan, Jr., 48, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1993.

         Domenick Pugliese, 37, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         Andrew L. Gangolf, 44, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co. Inc.

         Emilie D. Wrapp, 42, Assistant Secretary, is a Vice
President and Assistant General Counsel of AFD with which she has been associated since prior to 1993.

         Mark D. Gersten, 47, Treasurer and Chief Financial
Officer, is a Vice President of AFD and a Senior Vice President of Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1993.

         Juan Rodriguez, 40, Controller, is an Assistant Vice
President of AFS with which he has been associated since prior to 1993.

         Carla LaRose, 34, Assistant Controller, is a Manager of
AFS with which she has been associated since prior to 1993.

         Joseph J. Mantineo, 38, Assistant Controller, is a Vice
President of AFS with which he has been associated since prior to 1993.

         Vincent S. Noto, 33, Assistant Controller, is an
Assistant Vice President of AFS with which he has been associated since prior to 1993.

         The investment adviser and administrator for the Fund is Alliance Capital Management L.P., and the principal underwriter for the Fund is Alliance Fund Distributors, Inc., each with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

              SUBMISSION OF PROPOSALS FOR THE NEXT
                     MEETING OF STOCKHOLDERS

         Meetings of stockholders of the Portfolio are not held on an annual or other regular basis. A stockholder proposal intended to be presented at any future meeting of stockholders of the Portfolio must be received by the Portfolio within a reasonable time before the solicitation relating thereto in order to be included in the Portfolio's proxy statement and form of proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                     REPORTS TO STOCKHOLDERS

         The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at
(800) 277-4618 or contact Kelly McConvery at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                             By order of the Board of Directors,

                             Edmund P. Bergan, Jr.
                             Secretary

January 4, 1999
New York, New York

                            EXHIBIT A


The following is the proposed restatement of the Portfolio's investment objective and policies:

         U.S. Government Portfolio ("U.S. Government") is a diversified investment company that seeks a high level of current income that is consistent with prudent investment risk. As a matter of fundamental policy, the Portfolio pursues its objective by investing at least 65% of the value of its total assets in securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio may invest the remaining 35% of the value of its total assets in non-U.S. Government mortgage-related and asset-backed securities. The Portfolio will not invest in any security rated below BBB or Baa by a nationally recognized statistical rating organization. The Portfolio may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by the Adviser. The Portfolio expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, are determined by the Adviser to have undergone similar credit quality deterioration subsequent to their purchase.

         The Portfolio may also (i) enter into repurchase agreements and reverse repurchase agreements, forward contracts, and dollar rolls, (ii) enter into various hedging transactions, such as interest rate swaps, caps and floors, (iii) purchase and sell futures contracts for hedging purposes, and (iv) purchase call and put options on futures contracts or on securities for hedging purposes.

                            EXHIBIT B


         If the Stockholders of the Portfolio approve Proposal One, then the Portfolio would be permitted to: (i) invest in U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government; (ii) invest up to 35% of its assets in non-U.S. Government mortgage-related and asset-backed securities; (iii) invest in repurchase agreements, reverse repurchase agreements, forward contracts and dollar rolls involving the types of securities in which the Portfolio may invest; and (iv) employ, for hedging purposes only, futures, options, options on futures, and interest rate swaps, caps and floors. The following information provides a description of the types of securities in which the Portfolio would be able to invest, the various investment techniques that the Portfolio would be able to use and certain associated investment risks.

Additional Investment Practices

         U.S. Government Securities. U.S. Government securities include obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and governmental collateralized mortgage obligations ("CMOs").

         U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities ("SMRS"). In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an interest-only ("IO") class and a principal-only ("PO") class. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

         Mortgage-Related Securities. The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations.

         Pass-Through Mortgage-Related Securities. One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Mortgage-related securities issued by GNMA are backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

         Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

         Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

         Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

         Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

         Stripped Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

         Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities.
Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

         Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

         Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer term basis.

         As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

         Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

         Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge.
In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

         Forwards Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

         Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Under normal circumstances, the Adviser does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of the Portfolio's total assets.

         Derivatives--General. The Portfolio may use, for hedging purposes only, futures, options, options on futures, interest rate swaps, caps and floors. These investment practices are known as derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used by investors to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio may only use the above-referenced derivatives for hedging purposes.

         Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.
A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

         Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other).
This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

         Options on Futures. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

         1. Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

         2. Risks. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolio's investment policies.

         -- Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

         --        Management Risk--Derivative products are
              highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

         --        Credit Risk--This is the risk that a loss may
              be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee.
              Therefore, the Portfolio considers the
              creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

         --        Liquidity Risk--Liquidity risk exists when a
              particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

         --        Leverage Risk--Since many derivatives have a
              leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

         --        Other Risks--Other risks in using derivatives
              include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Use of Options, Futures and Interest Rate Transactions by the
Portfolio

         Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

         The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

         The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, the Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

         The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

         The Portfolio will not purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options would exceed 2% of the Portfolio's total assets. In addition, the Portfolio will not write an option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 15% of the Portfolio's total assets.

         Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Futures Contracts and Options on Futures Contracts.
Futures contracts that the Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities.

         Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. exchanges and, will be used only for hedging purposes.

         The Portfolio will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the Portfolio's total assets. Nor will the Portfolio enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the Portfolio's total assets.

         Interest Rate Transactions (Swaps, Caps and Floors).
The Portfolio may enter into interest rate swap, cap or floor transactions for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner.

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.
The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or claims paying ability of the counterparty is then rated in the highest rating category of at least one NRSRO.

Securities Ratings

         The ratings of fixed-income securities by nationally recognized statistical rating organizations including Standard & Poor's Rating Services, Moody's Investors Services, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc. are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         The Portfolio may invest in non-U.S. government mortgage-related and asset-based securities that are rated at least Baa or BBB or, if unrated, determined by the Adviser to be of equivalent credit quality. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Adviser expects, but is not required, to dispose of securities that are downgraded below Baa or BBB, or, if unrated, are determined by the Adviser to have undergone similar credit quality deterioration.

TABLE OF CONTENTS                                         Page
_________________________________________________________________
    Introduction.................................
    Proposal One: Approval of Amendments to the
      Investment Objective and Certain Fundamental
      and Non-Fundamental Investment Policies of
      the Portfolio.............................
    Other Matters...............................
    Information as to the Fund's Principal
      Officers, Investment Adviser, Administrator
      and Principal Underwriter.................
    Submission of Proposals for the Next
      Meeting of Stockholders...................
    Reports to Stockholders.....................
    Exhibit A...................................
    Exhibit B...................................


                    Alliance Bond Fund, Inc.
                    U.S. Government Portfolio
_______________________________________________________________

                Alliance Capital Management L.P.
_______________________________________________________________

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
January 4, 1999

                            APPENDIX

PROXY                                                PROXY
                    ALLIANCE BOND FUND, INC.
                    U.S. GOVERNMENT PORTFOLIO

    Instructions to the Shareholders of the Fund in connection with the Special Meeting of Shareholders to be held on February 18, 1999.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    OF THE FUND.

The undersigned hereby appoints Ms. Kelly McConvery and Ms. Carol Rappa, and each of them, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of beneficial interest of Alliance Bond Fund, Inc. (the "Fund") U.S. Government Portfolio (the "Portfolio") registered in the name of the undersigned on December 18, 1998 at the Special Meeting of Stockholders of the Portfolio to be held at 11:00 a.m., Eastern Standard Time, on February 18, 1999 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

                        NOTE:  Please sign this proxy exactly
                        as your name appears on the books of
                        the Fund.  Joint owners should each
                        sign personally.  Trustees and other
                        fiduciaries should indicate the
                        capacity in which they sign, and where
                        more than one name appears, a majority
                        must sign.  If a corporation, this
                        signature should be that of an
                        authorized officer who should state
                        his or her title.

                                  ___________________________
                                  Signature


                                  ___________________________
                                  Signature (if held jointly)


                                  ___________________________
                                  Date

This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted "FOR" the proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   Example:  /X/

                                    FOR     AGAINST   ABSTAIN

1.  Approval of amendments to
    the Portfolio's investment      / /     / /       / /
    objective and certain
    fundamental and non-
    fundamental investment
    policies.

2.  In their discretion, on
    all such other matters          / /     / /       / /
    that may properly come
    before the Meeting or
    any adjournments thereof.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.




























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